LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 29, 2000

[LOGO]

Seeks high current income and preservation of capital.

KEMPER SHORT-TERM
U.S. GOVERNMENT FUND

                                          "... Intermediate-term securities were
                                                the weak spot of the yield curve
                                                for fixed-income investors. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF
INVESTMENTS
11
FINANCIAL STATEMENTS
14
FINANCIAL HIGHLIGHTS
16
NOTES TO
FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER SHORT-TERM U.S.
 GOVERNMENT FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29,
 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

KEMPER SHORT-TERM U.S. GOVERNMENT FUND CLASS A                               KEMPER SHORT-TERM U.S.         LIPPER SHORT U.S.
----------------------------------------------   KEMPER SHORT-TERM U.S.       GOVERNMENT FUND CLASS         GOVERNMENT FUNDS
                                                 GOVERNMENT FUND CLASS B                C                   CATEGORY AVERAGE*
                                                 -----------------------     ----------------------         -----------------
1.62                                                      1.43                        1.37                        1.82

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    2/29/00   8/31/99
 .........................................................
    KEMPER SHORT-TERM
    U.S. GOVERNMENT FUND CLASS A      $7.93     $7.99
 .........................................................
    KEMPER SHORT-TERM
    U.S. GOVERNMENT FUND CLASS B      $7.97     $8.01
 .........................................................
    KEMPER SHORT-TERM
    U.S. GOVERNMENT FUND CLASS C      $7.97     $8.02
 .........................................................

 KEMPER SHORT-TERM U.S. GOVERNMENT
 FUND RANKINGS AS OF 2/29/00*
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SHORT U.S. GOVERNMENT FUNDS
 CATEGORY

                            CLASS A          CLASS B          CLASS C
 .............................................................................
    1-YEAR              #64 of 77 funds  #73 of 77 funds  #72 of 77 funds
 .............................................................................
    5-YEAR              #45 of 53 funds  #53 of 53 funds  #52 of 53 funds
 .............................................................................
    10-YEAR             #8 of 14 funds         n/a              n/a
 .............................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF FEBRUARY 29, 2000

                                  CLASS A               CLASS B               CLASS C
 ................................................................................................
    SIX-MONTHS INCOME:                   $0.1880               $0.1541               $0.1594
 ................................................................................................
    FEBRUARY DIVIDEND:                   $0.0340               $0.0290               $0.0296
 ................................................................................................
    ANNUALIZED
    DISTRIBUTION RATE:+                    5.15%                 4.37%                 4.46%
 ................................................................................................
    SEC YIELD:+                            5.16%                 4.56%                 4.65%
 ................................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON FEBRUARY 29, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED FEBRUARY 29, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR INCOME STYLE BOX


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL (312)
BOX] 696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER SHORT-TERM
                           U.S. GOVERNMENT FUND IN THE INTERMEDIATE
                           GOVERNMENT CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

AVERAGE QUALITY The average debt rating of the underlying securities in the fund's portfolio as compiled by independent rating services such as Moody's Investors Service and Standard & Poor's Corp.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

DURATION A measure of the interest-rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with 1- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As we enter the second quarter of the year, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.

  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation.

  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show no signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats.

  Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.

  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.

  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.

  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment. And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.

  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Debt is a medley of financial obligations that must be paid with personal income and corporate profits. When the economy slows, personal income and corporate profits stay the same or even fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.

  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.

  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (3/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.3                     5.9                    5.2                   5.6
Prime rate (2)                                    9                    8.25                   7.75                   8.5
Inflation rate (3)*                             3.2                     2.3                    1.7                   1.4
The U.S. dollar (4)                             0.6                    -3.3                   -0.1                   4.9
Capital goods orders (5)*                       7.7                     1.9                    5.6                   7.3
Industrial production (5)*                      5.6                     3.1                    2.9                   5.4
Employment growth (6)                           2.3                     2.1                    2.3                   2.6

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/29/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.

  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MARCH 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]
RICHARD VANDENBERG IS LEAD PORTFOLIO MANAGER OF KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DUGENSKE PHOTO]
JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, JOINING THE FIRM IN 1998.

[DOLAN PHOTO]
SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER SHORT-TERM U.S. GOVERNMENT FUND. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


                             YIELDS HAVE RISEN SHARPLY SINCE LAST AUGUST AS THE FEDERAL RESERVE INCREASED INTEREST RATES 50 BASIS POINTS. IN THIS REPORT, JOHN DUGENSKE DISCUSSES HOW INCREASED BOND MARKET VOLATILITY AFFECTED THE FUND AND HOW KEMPER SHORT-TERM U.S. GOVERNMENT FUND IS POSITIONED FOR THE COMING MONTHS.

Q     HOW DID THE FUND PERFORM VERSUS ITS BENCHMARK AND WHY?

A     Kemper Short-Term U.S. Government Fund's results were less than the 1.89%
return of the unmanaged Merrill Lynch 1-to 3-Year Government Bond Index (a group of short-term mortgage, Treasury and agency securities) for the six-month period ended February 29, 2000. The fund outperformed its benchmark in October 1999 and January 2000, periods of weakness for Treasury securities, but underperformed by a greater margin during Treasury rallies, particularly in February 2000.

Q     HOW DID THE GOVERNMENT BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF
FISCAL YEAR 2000?

A     It was the most volatile period since 1994. Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target on November 16 and February 2 by a total of 50 basis points (0.50 percent) to 5.75 percent. Between the end of August 1999 and the end of February 2000, Treasury bond prices fell and yields rose sharply. Yields for Treasury bills increased to a greater degree than yields for long-term bonds, so that by February 29, 2000, one-year Treasury bills yielded 6.23 percent, eight basis points more than 30-year Treasury bonds. Mortgage interest rates for consumers reached their highest levels since March 1997, but housing and related consumer spending activity remained brisk. Oil prices soared past $30 a barrel. Most economists and many bond market professionals anticipate further Fed interest-rate hikes before the November 2000 national elections.

Q     WHY DID SHORT-TERM BOND YIELDS RISE MORE THAN LONG-TERM YIELDS?

A     Usually, long-term government bonds provide more income potential than securities maturing in a year or less since they involve more interest-rate risk. This pattern held true in the late summer and autumn of 1999. However, the Treasury yield curve inverted as the new millennium began because of several factors, the most significant of which were the Fed's interest-rate hikes and a decision by the Treasury to reduce the amount of long-term debt outstanding. In February, the Treasury announced plans to buy back some 30-year bonds from investors. This may benefit the U.S. economy in the long run by freeing more capital for private investment, but the Treasury's news created confusion that increased short-term bond market volatility. Prior to the announcement, some institutional investors made large bets that long-term Treasury prices would fall sharply in 2000, and in January they were right. However, when these investors realized that the government's action would reduce the supply of 30-year bonds, these securities suddenly became a much more prized commodity, and long-term bond prices rebounded.

PERFORMANCE UPDATE

  Overall, intermediate-term securities were the weak spot of the yield curve (see chart -- U.S. Treasury Yields/August 31, 1999 vs. February 29, 2000 on page
6) for fixed-income investors. Income potential rose sharply, and price volatility was modest. By positioning the fund's portfolio in securities maturing in two years or less, we successfully avoided most of the bond market's volatility, preserved capital, provided above-average income potential and delivered a positive total return for the six months ended February 29, 2000.

Q     HOW DID YOU POSITION THE FUND BETWEEN AUGUST 1999 AND FEBRUARY 2000?

A     For part of the period, the fund's average duration (see Portfolio
Statistics on page 8) was shorter than that of most of its peers and the fund's unmanaged benchmark (the Merrill Lynch 1-3 Year Government Index). This helped the fund outperform in a climate of rapidly rising interest rates especially in January 2000. We were mindful of the fact that the Fed was on the move, and we sought to maximize the fund's flexibility to respond to dynamic market conditions. We were underweighted in Treasuries during the first half of fiscal year 2000. We added to the fund's holdings of high-quality, asset-backed securities and collateralized mortgage obligations (CMOs) during the period because of the above-average income potential and relative value that these securities offered. Within the mortgage market, we focused on securities with well-defined structures and, through our selection process, attempted to avoid exposing the fund to adverse risks. Mortgage securities generally outperformed Treasuries during the first half of fiscal year 2000 because of their superior income characteristics and because relatively few home owners refinanced their properties.

Q     IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT THE TOTAL RETURN FROM A FIXED-INCOME INVESTMENT?

A     Generally, a 100-basis-point increase in interest rates translates into a price decline of slightly more than 1 percent for a bond or fixed-income mutual fund that has a duration of one year. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk and, for mortgage securities, the risk that borrowers will prepay loans. The fund's results since last summer were fully in line with market conditions. Yields on two-year Treasuries rose 80 basis points between August 1999 and February 2000 while the fund's net asset value per share
[BAR GRAPH]

                                                                          8/31/99                            2/29/00
                                                                          -------                            -------
30 Year                                                                     6.07                               6.15
10 Year                                                                     5.98                               6.42
5 Year                                                                      5.87                               6.60
2 Year                                                                      5.73                               6.53
1 Year                                                                      5.28                               6.23
6 Month                                                                     5.21                               6.02
3 Month                                                                     4.96                               5.77

PERFORMANCE UPDATE

declined 6 cents to $7.93 a share, or 3/4 of one percent (for Class A shares) during the period.

Q     WHAT'S YOUR OUTLOOK FOR BONDS AND KEMPER SHORT-TERM U.S. GOVERNMENT FUND
FOR THE MONTHS AHEAD?

A     A dual dynamic of the Fed attempting to keep inflation in check and an overall reduction in bond supply may dictate what happens this year. We could easily see another 50 basis points in rate hikes, but we are reserving judgment until we see more economic data. We intend to remain somewhat defensive, with a duration slightly shorter than the fund's benchmark. We are comfortable that this positioning can allow us to take advantage of any increase in income potential consistent with our efforts to preserve principal. For investors seeking to reduce the volatility of their overall bond or equity portfolio or simply capture added income potential, we think the fund could be an attractive alternative.

  Over the past several years, even small whiffs of inflation from one or two government statistics that deviate from analysts' expectations have caused bond prices to rise or fall substantially in a single day. We believe these overreactions should eventually subside. For that to happen, however, we believe that the bond market will need to be convinced that the Fed has succeeded in keeping consumer inflation from accelerating much beyond a 3 percent annual rate and that commodity prices such as oil are unlikely to move much higher than current levels. In such an environment, we believe it is more prudent for bond investors to give up some income potential in return for an added measure of stability.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                       ON 2/29/00              ON 8/31/99
    GNMA                                    6%                     23%
 ................................................................................
    OTHER MORTGAGE-BACKED SECURITIES       61                      16
 ................................................................................
    FOREIGN GOVERNMENT SECURITIES          10                      10
 ................................................................................
    CORPORATE OBLIGATION SECURITIES        16                      10
 ................................................................................
    U.S. TREASURY SECURITIES                7                      40
 ................................................................................
    CASH AND EQUIVALENTS                   --                       1
--------------------------------------------------------------------------------
                                          100%                    100%

                                       [PIE CHART]             [PIE CHART]
                                       ON 2/29/00              ON 8/31/99
YEARS TO MATURITY

                                       ON 2/29/00              ON 8/31/99
    1-5 YEARS                              67%                     72%
 ................................................................................
    6-10 YEARS                             21                      22
 ................................................................................
    11-20 YEARS                            12                       5
 ................................................................................
    CASH AND EQUIVALENTS                   --                       1
--------------------------------------------------------------------------------
                                          100%                    100%

AVERAGE MATURITY

                                       ON 2/29/00              ON 8/31/99
    AVERAGE MATURITY                   2.9 years               2.5 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SHORT-TERM U.S. GOVERNMENT FUND
Portfolio of Investments Semiannual ended February 29, 2000 (unaudited)

                                                                                            PRINCIPAL
                                                                                             AMOUNT         VALUE

    REPURCHASE AGREEMENT - 0.1%
                                       State Street bank and Trust Company, 5.74% to be
                                         repurchased at $149,024 on 03/01/2000 (b)
                                         (Cost $149,000)                                   $   149,000   $    149,000
                                       ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

    U.S. TREASURY OBLIGATIONS - 7.3%
                                       U.S. Treasury Bond, 6.00%, 8/15/2009                  5,100,000      4,906,353
                                       U.S. Treasury Bond, 6.50%, 2/15/2010                  7,500,000      7,544,550
                                       ------------------------------------------------------------------------------
                                       TOTAL U.S. TREASURY OBLIGATIONS
                                       (Cost: $12,401,116)                                                 12,450,903
                                       ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

    GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATIONS - 6.1%
                                       Government National Mortgage Association Pass-thru
                                         6.18% with various maturities to 09/20/2024        25,559,517      2,552,318
                                       Government National Mortgage Association Pass-thru
                                         6.50% with various maturities to 07/15/2029           229,264        219,389
                                       Government National Mortgage Association Pass-thru
                                         7.00% with various maturities to 01/15/2029         8,030,194      7,699,860
                                       Government National Mortgage Association Pass-thru
                                         9.00% with various maturities to 05/15/2019            32,433         33,781
                                       Government National Mortgage Association Pass-thru
                                         9.50% with various maturities to 11/15/2020            22,261         23,443
                                       ------------------------------------------------------------------------------
                                       TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATIONS
                                       (Cost: $11,291,667)                                                 10,528,791
                                       ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

    U.S. GOVERNMENT AGENCY
    OBLIGATIONS - 46.5%
                                       Federal Home Loan Mortgage Corp.
                                         5.95%, 01/01/2031                                  10,988,761     10,997,346
                                       Federal Home Loan Mortgage Corp.
                                         5.96%, 11/25/2029                                  24,975,279     24,998,693
                                       Federal Home Loan Mortgage Corp.
                                         6.00% with various maturities to 12/15/2009        30,422,798     29,827,059
                                       Federal Home Loan Mortgage Corp.
                                         6.025%, 12/25/2029                                  8,927,987      8,933,354
                                       Federal Home Loan Mortgage Corp.
                                         6.75%, 12/01/2029                                   3,000,000      2,966,719
                                       Federal Home Loan Mortgage Corp.
                                         7.06%, 06/25/2016                                   2,000,000      1,981,875
                                       Federal Home Loan Mortgage Corp.
                                         11.00%, 12/01/2014                                      2,873          2,873
                                       ------------------------------------------------------------------------------
                                       TOTAL GOVERNMENT AGENCY OBLIGATIONS
                                       (Cost: $80,278,456)                                                 79,707,919
                                       ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

    COLLATERALIZED MORTGAGE
    OBLIGATIONS - 14.4%
                                       Fannie Mae, Series 1998-58 PW, 5.50%, 02/25/2021     12,332,899     11,833,802
                                       Fannie Mae, Series 1998-49 PE, 6.00%, 01/20/2019      3,200,000      3,074,000
                                       Fannie Mae, Series G94-10 PD, 6.50%, 09/17/2009       5,000,000      4,743,750
                                       Fannie Mae, Series B100-14, 7.25%, 01/15/2010         5,000,000      5,006,250
                                       ------------------------------------------------------------------------------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost: $25,095,543)                                                 24,657,802
                                       ------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                            PRINCIPAL
                                                                                             AMOUNT         VALUE

    CORPORATE OBLIGATIONS - 16.0%(a)
                                       Capital Auto Receivables Asset Trust, Series
                                         1999-1, 5.58%, 06/15/2002                         $ 4,000,000   $  3,952,500
                                       Discover Card Master Trust I, Series 1996-4,
                                         6.379%, 10/16/2013                                  1,600,000      1,612,000
                                       EQCC Home Equity Loan Trust, Series, 1996-4,
                                         6.88%, 07/15/2014                                   5,120,000      5,116,800
                                       Greenpoint Home Equity Loan Trust, Series 1999-2,
                                         6.265%, 12/15/2025                                  2,500,000      2,502,344
                                       MBNA Master Credit Card Trust, Series 1996-C,
                                         6.165%, 08/15/2003                                  2,500,000      2,500,000
                                       Solomon Brothers Mortgage Securities VII, Series
                                         2000-LB1, 6.219%, 02/25/2030                        2,000,000      1,997,500
                                       Coast-Plymouth Tax Lien Capital, LLC, Series
                                         1999-A, 6.76%, 11/15/2004                           2,374,733      2,354,969
                                       HFC Home Equity Loan Asset Backed Certificates,
                                         Series 1999-1, 6.95%, 10/23/2023                   14,000,000      1,391,688
                                       Residential Asset Securities Corp., Series
                                         1999-KS3, 7.18%, 01/25/2025                         2,000,000      1,981,563
                                       CNL Funding, Series 1999-1, 7.295%, 03/18/2010        1,575,177      1,535,305
                                       Sears Credit Account Master Trust, 6.45%,
                                         11/17/2009                                          2,000,000      1,920,625
                                       ------------------------------------------------------------------------------
                                       TOTAL CORPORATE OBLIGATIONS
                                       (Cost: $27,587,763)                                                 27,365,294
                                       ------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

    FOREIGN GOVERNMENT OBLIGATIONS
    - 9.6%
                                       Government Trust Certificates, 9.25%, 11/15/2001     11,330,746     11,517,476
                                       Government Trust Certificates, 9.40%, 05/15/2002      4,835,563      4,926,424
                                       ------------------------------------------------------------------------------
                                       TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                       (Cost: $16,920,371)                                                 16,443,900
                                       ------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                       (Cost: $173,723,916) (c)                                          $171,303,609
                                       ------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

(a) The fund may invest up to 35% of total assets in fixed income securities other than U.S. Government Securities.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(c) The cost for federal income tax purposes was $173,723,916. At February 29, 2000, net unrealized depreciation for all securities bases on tax cost was $2,420,307. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $73,989 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,494,296.

 10 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000
(UNAUDITED)

ASSETS
Investments in securities, at value (cost $173,723,916)         $171,303,609
----------------------------------------------------------------------------
Cash                                                                     635
----------------------------------------------------------------------------
Receivable for investments sold                                    9,602,114
----------------------------------------------------------------------------
Interest receivable                                                  810,068
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    1,242,101
----------------------------------------------------------------------------
Other assets                                                          15,999
----------------------------------------------------------------------------
TOTAL ASSETS                                                     182,974,526
----------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                   2,009,082
----------------------------------------------------------------------------
Accrued management fee                                               111,800
----------------------------------------------------------------------------
Other accrued expenses                                               410,098
----------------------------------------------------------------------------
Total liabilities                                                  2,530,980
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $180,443,546
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $    883,419
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  securities                                                      (2,420,307)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (14,530,092)
----------------------------------------------------------------------------
Paid-in capital                                                  196,510,526
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $180,443,546
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($131,370,823 / 16,563,684 shares outstanding of
  beneficial interest,
  $.01 par value, unlimited number of shares authorized)               $7.93
----------------------------------------------------------------------------
  Maximum offering price per share (100/97.25 of $7.93)                $8.15
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($42,426,674 / 5,325,911 shares outstanding of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)               $7.97
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($6,646,049 / 833,898 shares outstanding of beneficial
  interest,
  $.01 par value, unlimited number of shares authorized)               $7.97
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended February 29, 2000
(UNAUDITED)

INVESTMENT INCOME
Interest Income                                                 $ 6,645,487
---------------------------------------------------------------------------
Expenses:
Management fee                                                      549,437
---------------------------------------------------------------------------
Services to shareholders                                            263,758
---------------------------------------------------------------------------
Custodian fees                                                        5,907
---------------------------------------------------------------------------
Distribution fees                                                   216,116
---------------------------------------------------------------------------
Administrative service fees                                         241,018
---------------------------------------------------------------------------
Auditing                                                             16,200
---------------------------------------------------------------------------
Legal                                                                15,367
---------------------------------------------------------------------------
Trustees' fees and expenses                                          11,178
---------------------------------------------------------------------------
Reports to shareholders                                             105,575
---------------------------------------------------------------------------
Registration fees                                                    32,416
---------------------------------------------------------------------------
Other                                                                50,186
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,507,158
---------------------------------------------------------------------------
Expense reductions                                                   (7,743)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,499,415
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      5,146,072
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
  Investments                                                    (2,167,681)
---------------------------------------------------------------------------
  Futures                                                          (113,811)
---------------------------------------------------------------------------
                                                                 (2,281,492)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                       304,798
---------------------------------------------------------------------------
  Futures                                                           (40,430)
---------------------------------------------------------------------------
                                                                    264,368
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (2,017,124)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $ 3,128,948
---------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED            YEAR
                                                                FEBRUARY 29,         ENDED
                                                                    2000          AUGUST 31,
                                                                 (UNAUDITED)         1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $   5,146,072        6,552,357
----------------------------------------------------------------------------------------------
Net realized gain (loss)                                           (2,281,492)      (3,143,969)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                        264,368       (2,342,900)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          3,128,948        1,065,488
----------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income
----------------------------------------------------------------------------------------------
  Class A                                                          (3,369,668)      (4,932,995)
----------------------------------------------------------------------------------------------
  Class B                                                            (958,671)      (1,334,327)
----------------------------------------------------------------------------------------------
  Class C                                                            (141,398)        (212,821)
----------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         106,067,195       96,716,671
----------------------------------------------------------------------------------------------
Reinvestment of distributions                                       3,537,965        5,078,364
----------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (129,234,882)    (134,054,592)
----------------------------------------------------------------------------------------------
Shares issued in acquisition                                               --      169,781,407
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (19,629,722)     137,521,850
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (20,970,511)     132,107,195
----------------------------------------------------------------------------------------------
Net assets at beginning of period                                 201,414,057       69,306,862
----------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income (loss) of $883,419 and $207,084,
respectively)                                                   $ 180,443,546      201,414,057
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                            CLASS A
                                                 SIX MONTHS
                                                   ENDED
                                                 FEBRUARY 29,                YEAR ENDED AUGUST 31,
                                                    2000        -----------------------------------------------
                                                 (UNAUDITED)     1999     1998     1997     1996     1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $   7.99       8.19     8.31     8.22     8.30      8.33
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            .21(b)     .38      .41      .45      .46       .48
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                (.08)      (.22)    (.11)     .09     (.09)     (.04)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                        .13        .16      .30      .54      .37       .44
---------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (.19)      (.36)    (.42)    (.45)    (.45)     (.47)
---------------------------------------------------------------------------------------------------------------
Total distributions                                    (.19)      (.36)    (.42)    (.45)    (.45)     (.47)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   7.93       7.99     8.19     8.31     8.22      8.30
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                   1.62**     1.98     3.68     6.75     4.55      5.52
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL
DATA Net assets, end of period ($ in thousands)     131,376     85,224   72,608   83,688   97,892   133,643
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.32*      1.24     1.36     1.25     1.15      1.10
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.32*      1.24     1.36     1.25     1.15      1.10
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              5.34*      4.27     4.79     5.50     5.49      5.76
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             509*       336      149      249      272       308
---------------------------------------------------------------------------------------------------------------

                                                                          CLASS B
                                                 SIX MONTHS
                                                   ENDED
                                                 FEBRUARY 29,             YEAR ENDED AUGUST 31,
                                                    2000        ------------------------------------------
                                                 (UNAUDITED)     1999    1998    1997    1996    1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $   8.01       8.21    8.32    8.23    8.31    8.32
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            .19(b)     .31     .36     .39     .40     .43
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                (.08)      (.22)   (.11)    .09    (.09)   (.04)
----------------------------------------------------------------------------------------------------------
Total from investment operations                        .11        .09     .25     .48     .31     .39
----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (.15)      (.29)   (.36)   (.39)   (.39)   (.40)
----------------------------------------------------------------------------------------------------------
Total distributions                                    (.15)      (.29)   (.36)   (.39)   (.39)   (.40)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   7.97       8.01    8.21    8.32    8.23    8.31
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                   1.43**     1.10    3.06    5.96    3.79    4.84
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)           42,428     45,398   7,278   7,419   6,383   4,860
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.98*      2.08    1.99    1.93    1.89    1.85
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.97*      2.08    1.99    1.93    1.89    1.85
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              4.69*      3.43    4.16    4.82    4.75    5.01
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             509*       336     149     249     272     308
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                          CLASS C
                                                  SIX MONTHS
                                                    ENDED
                                                  FEBRUARY 29,             YEAR ENDED AUGUST 31,
                                                    2000         -----------------------------------------
                                                  (UNAUDITED)    1999    1998    1997    1996    1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $ 8.02       8.22    8.33    8.24    8.32    8.33
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            .19(b)     .32     .36     .39     .40     .43
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                (.08)      (.22)   (.11)    .09    (.09)   (.04)
----------------------------------------------------------------------------------------------------------
Total from investment operations                        .11        .10     .25     .48     .31     .39
----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (.16)      (.30)   (.36)   (.39)   (.39)   (.40)
----------------------------------------------------------------------------------------------------------
Total distributions                                    (.16)      (.30)   (.36)   (.39)   (.39)   (.40)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 7.97       8.02    8.22    8.33    8.24    8.32
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                   1.37**     1.24    3.10    5.98    3.82    4.89
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)            6,646      6,895   1,371   1,059   1,202   1,114
----------------------------------------------------------------------------------------------------------
Ratio of expense before expense reductions (%)         1.91*      1.94    1.95    1.88    1.89    1.79
----------------------------------------------------------------------------------------------------------
Ratio of expense after expense reductions (%)          1.91*      1.94    1.95    1.88    1.89    1.79
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              4.75*      3.57    4.20    4.87    4.75    5.07
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             509*       336     149     249     272     308
----------------------------------------------------------------------------------------------------------

NOTES:

 *  Annualized

**  Not Annualized

(a) Total return does not reflect the effect of sales charges.

(b) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Short-Term U.S. Government Fund (the "Fund")
                             is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. On February 5, 1999, the fund acquired the net assets of Kemper
                             Short-Intermediate Government Fund, amounting to
                             $169.8 million, and issued 20.8 million shares in a tax-free reorganization. The aggregate net assets of the fund immediately after the reorganization were $234.8 million.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through February 29, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the

NOTES TO FINANCIAL STATEMENTS

                             most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio as a temporary substitute for purchasing selected investments and to lock in the purchase price of a security which it expects to purchase in the near future. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities as a temporary substitute for selling selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At August 31, 1999, the Fund had a net tax basis loss carryforward of approximately $9,204,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 1999 through 2007. In addition, from November 1, 1997 through August 31, 1999 the Fund incurred approximately $2,820,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2000.

NOTES TO FINANCIAL STATEMENTS

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2
     PURCHASES AND SALES
     OF SECURITIES           For the six months ended February 29, 2000,
                             investment transactions (excluding short-term instruments) are as follows:

                             Purchases                              $484,403,906

                             Proceeds from sales                     509,435,807

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $549,437 for the six months ended February 29, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended February 29, 2000 are $2,985.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended February 29, 2000 are $359,432.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended February 29, 2000 are $241,018, of which $45,672 is unpaid.

NOTES TO FINANCIAL STATEMENTS

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $219,123 for the six months ended February 29, 2000 of which $119,784 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended February 29, 2000, the Fund made no payments to its officers and incurred trustees' fees of $11,178 to independent trustees.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                       YEAR ENDED
                                                                      FEBRUARY 29,                         AUGUST 31,
                                                                          2000                                1999
                                                              -----------------------------       -----------------------------
                                                                SHARES            AMOUNT            SHARES            AMOUNT
                                       SHARES SOLD
                                        Class A                10,034,874      $ 80,047,169         7,809,297      $ 63,403,954
                                       ----------------------------------------------------------------------------------------
                                        Class B                 1,964,032        15,759,654         1,410,547        12,232,670
                                       ----------------------------------------------------------------------------------------
                                        Class C                   575,597         4,618,327           637,877         5,191,940
                                       ----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   331,043         2,634,414           464,912         3,760,082
                                       ----------------------------------------------------------------------------------------
                                        Class B                   100,964           807,127           141,260         1,146,262
                                       ----------------------------------------------------------------------------------------
                                        Class C                    12,060            96,424            21,180           172,020
                                       ----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (12,384,008)      (98,718,586)      (11,507,455)      (93,320,089)
                                       ----------------------------------------------------------------------------------------
                                        Class B                (2,346,979)      (18,781,069)       (2,401,364)      (19,499,695)
                                       ----------------------------------------------------------------------------------------
                                        Class C                  (759,186)       (6,093,182)         (656,732)       (5,346,701)
                                       ----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   705,701         5,642,045         1,961,348        15,888,107
                                       ----------------------------------------------------------------------------------------
                                        Class B                  (703,063)       (5,642,045)       (1,955,588)      (15,888,107)
                                       ----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN ACQUISITION
                                        Class A                        --                --        11,717,372        95,496,510
                                       ----------------------------------------------------------------------------------------
                                        Class B                        --                --         8,250,594        67,407,255
                                       ----------------------------------------------------------------------------------------
                                        Class C                        --                --           839,764         6,877,642
                                       ----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $(19,629,722)                       $137,521,850
                                       ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENT             The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended February 29, 2000, the Fund's custodian and transfer agent fees were reduced by $1,850 and $5,893, respectively, under these arrangements.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    RICHARD L. VANDENBERG
Trustee                           President                         Vice President
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
LINDA C. COUGHLIN                                                   MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
DONALD L. DUNAWAY                                                   CAROLINE PEARSON
Trustee                           ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
ROBERT B. HOFFMAN                                                   BRENDA LYONS
Trustee                           KATHRYN L. QUIRK                  Assistant Treasurer
DONALD R. JONES                   Vice President
Trustee
THOMAS W. LITTAUER
Trustee and
Vice President
SHIRLEY D. PETERSON
Trustee
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com


KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)

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KSTGF - 3(4/25/00) 1108440